UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

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☐	Preliminary proxy statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

MERCANTIL BANK HOLDING CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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☒	No Fee Required

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Mercantil Bank Holding Corporation Online Go to www.envisionreports.com/AMTB or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by 11:59 p.m., Eastern Time, on June 3, 2019. Shareholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Mercantil Bank Holding Corporation Annual Meeting of Shareholders to be Held on June 4, 2019. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2019 proxy statement and the 2018 annual report to shareholders are available at: www.envisionreports.com/AMTB Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/AMTB Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 25, 2019 to facilitate timely delivery. 2NOT

Shareholder Meeting Notice Mercantil Bank Holding Corporation’s Annual Meeting of Shareholders will be held on June 4, 2019 at Hotel Colonnade, 180 Aragon Avenue, Coral Gables, Florida 33134 at 3:00 p.m. Eastern Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2-3: 1. To elect directors to serve until the 2020 annual meeting of shareholders: 01 - Frederick Copeland, Jr. 02 - Millar Wilson 03 - Miguel A. Capriles L. 04 - Rosa M. Costantino 05 - Pamella J. Dana 06 - Gustavo Marturet M. 07 - John W. Quill 08 - Jose A. Villamil 09 - Guillermo Villar 10 - Gustavo J. Vollmer A. 2. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019. 3. To approve an amendment to the Company’s articles of incorporation to change the Company’s name to “Amerant Bancorp Inc.” PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/AMTB. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Mercantil Bank Holding Corporation” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 25, 2019.